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                                                                   EXHIBIT 10.15

                             WELLCARE HOLDINGS, LLC

                             SUBSCRIPTION AGREEMENT
                                      UNDER
                        2002 SENIOR EXECUTIVE EQUITY PLAN

         This Subscription Agreement (this "AGREEMENT") is made and entered into as of _________, 2003 by and between WellCare Holdings, LLC, a Delaware limited liability company (the "COMPANY"), and _____________ ("EMPLOYEE"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

         In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Purchase, Sale and Grant of Common Units. Pursuant to the WellCare Holdings, LLC 2002 Senior Executive Equity Plan (the "PLAN"), upon execution of this Agreement and satisfaction of the other conditions contained herein, Employee will purchase, and the Company will sell, ________ Class A Common Units (the "INVESTMENT UNITS"), in exchange for an aggregate cash purchase price of $____________, which represents a purchase price of $____ per Class A Common Unit. As a result of the Employee's purchase of the Class A Common Units described in the immediately preceding sentence, pursuant to the Plan, the Company hereby grants to the Employee _________ Class C Common Units (the "INCENTIVE UNITS"). It is a condition precedent to the Company's sale of the Investment Units and the grant of the Incentive Units that the Employee shall have executed and delivered to the Company a joinder to the LLC Agreement.

         2. Employee Bound by the Plan. The Plan is incorporated herein by reference and made a part hereof. Employee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof. As set forth in the Plan, the Investment Units shall be deemed "Employee Investment Units", the Incentive Units shall be deemed "Employee Incentive Units" and the Employee Investment Units and the Employee Incentive Units shall collectively be deemed "Employee Units". For purposes of this Agreement, the terms Employee Investment Units, Employee Incentive Units and Employee Units shall refer only to the Investment Units, the Incentive Units and any securities issued with respect to the Investment Units and/or the Incentive Units consistent with the definition of the terms Employee Investment Units and Employee Incentive Units as set forth in the Plan.

         3.       Representations and Warranties; Acknowledgments and
Agreements.

                  (a) Representations and Warranties by Employee. In connection with the issuance of Employee Units to Employee pursuant to this Agreement, Employee hereby represents and warrants to the Company that:

                           (i)      The Employee Units acquired or to be
acquired by Employee will be acquired for Employee's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and no Employee

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Units will be disposed of in contravention of the Securities Act or any applicable state securities laws.

                           (ii)     Employee is a senior manager of the Company
or one of its subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in Employee Units.

                           (iii)    Employee is able to bear the economic risk
of an investment in Employee Units for an indefinite period of time because the Employee Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                           (iv)     Employee has had an opportunity to ask
questions and receive answers concerning the terms and conditions of the offering of Employee Units and has had full access to such other information concerning the Company and its subsidiaries as Employee has requested. Employee acknowledges and agrees that this Agreement is a legal document which is a binding obligation of Employee and that Employee has been provided with ample opportunity to consult with independent legal counsel regarding the terms, conditions and nature of this Agreement.

                           (v)      This Agreement constitutes the legal, valid
and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.

                  (b) Acknowledgment by Employee. Employee acknowledges and agrees that neither the issuance of any Employee Units to Employee nor any provision contained herein will entitle Employee to remain in the employment of the Company or its subsidiaries or affect the right of the Company or any of its subsidiaries to terminate Employee's employment at any time for any reason.

                  (c) Section 83(b) Election. Employee hereby agrees that, by no later than 30 days after the date hereof, Employee will file an Election to include Property in Gross Income pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (a "SECTION 83(B) ELECTION") with the Internal Revenue Service regarding the Employee Units, which Section 83(b) Election shall be in a form reasonably satisfactory to the Company and may result in Employee recognizing taxable income during the current calendar year.

         4.       Vesting of Employee Incentive Units.

                  (a) The Employee Incentive Units shall "vest" as provided in this Section 4. As of any date the total number of Employee Incentive Units which will be "VESTED EMPLOYEE INCENTIVE UNITS" as of such date shall equal the product of the total number of Employee Incentive Units multiplied by the then Applicable Percentage (as herein defined); provided, however, that upon the Employee's Termination Date (the "EMPLOYEE TERMINATION DATE"), all vesting of Employee Incentive Units shall immediately cease, with the effect that from and after the Employee Termination Date the total number of Employee Incentive Units which will be

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"Vested Employee Incentive Units" shall equal the number of Employee Incentive
Units which were "Vested Employee Incentive Units" as of the Employee Termination Date.

                  (b) For purposes of this Section 4, the "APPLICABLE PERCENTAGE" shall equal, as of any date, (x) if the Number of Months (as herein defined) as of such date is less than 12, then zero percent (0%) and (y) if the Number of Months as of such date is greater than or equal to 12, then "Q"%, where "Q" is determined by multiplying the Number of Months as of such date by 2.08333333; provided that in no event shall the "Applicable Percentage" be greater than 100%.

                  (c) For purposes of this Section 4, the "NUMBER OF MONTHS" shall equal, as of any date, the number of full calendar months during the period beginning on _____________ and ending on either (i) such date of calculation or (ii) the Employee Termination Date if the Employee Termination Date occurred prior to such date (in all cases rounded down to the nearest whole number).

                  (d) As of any date, the term "UNVESTED EMPLOYEE INCENTIVE UNITS" means the Employee Incentive Units that are not Vested Employee Incentive Units as of such date.

         5. Forfeiture of Unvested Employee Incentive Units upon the Employee Termination Date. If the Employee Termination Date occurs for any reason, then, effective as of the Employee Termination Date and without any further action by the Company, the Employee or any of the Employee's Affiliates or any other Person, all then Unvested Employee Incentive Units (whether owned by Employee, any of Employee's Affiliates or any other Person) shall immediately be forfeited to the Company and shall cease to be issued and outstanding.

         6. Distribution on Unvested Employee Incentive Units. Notwithstanding anything contained herein to the contrary, if at any time the Company makes any distribution (other than Tax Advances (as such term is defined in the LLC Agreement)) or any other payment is made by any Person with respect to any Unvested Employee Incentive Units which, but for the provisions of this
Section 6, the holder of such Unvested Employee Incentive Units (an "UNVESTED HOLDER") would be entitled to receive, then such distribution or payment shall be made into an escrow account (the "ESCROW ACCOUNT") rather than to such Unvested Holder. The Escrow Account shall provide (i) that the property distributed or paid into such Escrow Account as well as all earnings thereon (the "ESCROW PROPERTY") shall be held for the benefit of such Unvested Holder and for the benefit of the Company's other holders of Common Units as of the time of such distribution or payment, (ii) that any such Escrow Property that is cash may be invested in the discretion of the Company (or such other representative of the holders of the Company's Common Units as of the time of such distribution or payment as may be appropriate) in short-term fixed income investments, (iii) that so long as Employee remains an employee of a WellCare Company, such Unvested Holder's interest in the Escrow Property shall continue to "vest" in the same manner as the "vesting" of such Unvested Holder's Employee Incentive Units pursuant to the terms hereof and, subject to any applicable transfer restrictions on the Escrow Property, upon the "vesting" of any Escrow Property, ownership and control of such vested Escrow Property shall be transferred to such Unvested Holder no later than ten business days after the vesting of such Escrow Property, (iv) that if the Employee Termination Date occurs prior to the "full vesting" of the Escrow Property, then, subject to any applicable transfer restrictions on the Escrow Property, all "unvested" Escrow Property shall be appropriately

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distributed to the other holders of the Company's Common Units as of the time of such distribution or payment, and all of the "vested" Escrow Property which has not previously been distributed to such Unvested Holder shall be distributed to such Unvested Holder, (v) that any WellCare Company (or such other representative of the holders of the Company's Common Units as of the time of such distribution or payment as may be appropriate) may be the escrow agent, and
(vi) such other terms as the Board (or such other representative of the holders of the Company's Common Units as of the time of such distribution or payment as may be appropriate) may deem appropriate and which are, in all material respects, consistent with the intent of this Agreement (including Section 4 and this Section 6).

         7.       Unfair Competition.

                  (a) Scope of Covenant. The Employee agrees that during the period beginning on the date hereof and ending on the Employee Termination Date (the "EMPLOYMENT PERIOD"), and for the one year period beginning on the Employee Termination Date, the Employee shall not, directly or indirectly, on Employee's own behalf or on behalf of or in conjunction with any Person, without the prior written consent of the Board:

                           (i)      engage as an officer, director, shareholder,
owner, partner, joint venturer, or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, or otherwise participate, in each case, in any business that sells, markets, or provides any benefits or services, that are in direct competition with the benefits or services provided by any WellCare Company within any of the States of Florida, Connecticut, New York or any other state that any WellCare Company is doing business (the "TERRITORY") as of the Employee Termination Date;

                           (ii)     recruit, hire or solicit any employee or
former employee of any WellCare Company or encourage any employee of any WellCare Company to leave such WellCare Company's employ, unless such former employee has not been employed by such WellCare Company for a period in excess of six months;

                           (iii)    call upon any Person who at that time is or,
at any time after the date one year prior to the Employee Termination Date, has been a provider, customer or agent of any WellCare Company for the purpose of soliciting or selling benefits or services in competition with any WellCare Company within the Territory; or

                           (iv)     request or advise any provider, customer or
agent of any WellCare Company to withdraw, curtail or cancel its business dealings with such WellCare Company;

provided, however, that nothing in this Section 7(a) shall be construed to preclude the Employee from making an investment in the securities of any business enterprise whether or not engaged in competition with a WellCare Company, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange; but only if such investment does not exceed two percent (2%) of the outstanding voting securities of such enterprise.

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                  (b)      Reasonableness. It is agreed by the parties that the
foregoing covenants in this Section 7 impose a reasonable restraint on the Employee in light of the activities and business of the WellCare Companies on the date of the execution of this Agreement and the current plans of the WellCare Companies. The Employee acknowledges that the covenants in this Section 7 shall not prevent the Employee from earning a livelihood upon the termination of employment hereunder, but merely prevents unfair competition with the WellCare Companies for a limited period of time.

                  (c) Severability. The covenants in this Section 7 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. In the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth herein are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent that such court deems reasonable, and this Agreement shall thereby be reformed.

                  (d) Enforcement by the Company not Limited. All of the covenants in this Section 7 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of the Employee against the Company, whether predicated in this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants.

                  8. REPURCHASE RIGHTS; APPROVED SALE. EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT ALL EMPLOYEE UNITS ACQUIRED PURSUANT HERETO SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY, AS SPECIFIED IN THE PLAN. EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT EMPLOYEE WILL VOTE FOR, CONSENT TO AND RAISE NO OBJECTIONS AGAINST AN APPROVED SALE, AS SPECIFIED IN THE PLAN.

                  9. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  10. Notices. Any notice hereunder to the Company shall be addressed to the Company's principal executive office, Attention: General Counsel, and any notice hereunder to Employee shall be addressed to Employee at Employee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  11. Counterparts. This Agreement may be executed in separate counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

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                  12.      Binding Effect. This Agreement shall be binding upon
and inure to the benefit of any successors and assigns to the Company and all persons lawfully claiming under Employee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware, United States of America.

                  14. Remedies. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Subscription Agreement as of the date first written above.

                                            WELLCARE HOLDINGS, LLC

                                            By: ________________________________
                                                Todd S. Farha
                                                Chief Executive Officer

                                            ____________________________________
                                            ___________________________